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                                                                   Exhibit 10.54

                             SUBORDINATION AGREEMENT

Dallas, Texas                                                November 20th, 2003

      WHEREAS, Drew Scientific, Inc., hereinafter called "Borrower", is indebted to Texas Mezzanine Fund Inc., hereinafter called "Lender", pursuant to, among other things, a certain Promissory Note in the stated principal amount of $558,000.00, dated of even date herewith, executed by Borrower and payable to the order of Lender; and

      WHEREAS, it is contemplated that Borrower may from time to time in the future become indebted to Lender for other and additional sums;

      WHEREAS, all debts and liabilities of Borrower to Lender, whether such debts or liabilities may now exist or are hereafter incurred or arise, and whether the obligation or liability of Borrower thereon be direct, contingent, primary, secondary, joint, several, joint and several, or otherwise, and irrespective of the manner in which, or other person or persons in whose favor such debts or liabilities may at their inception, have been, or may hereafter be created, or the manner in which they may have been or may hereafter be acquired by Lender, shall hereinafter be referred to as the "Indebtedness"; and

      WHEREAS, Borrower is likewise indebted to the undersigned, Drew Scientific Group, PLC ("Subordinated Creditor"), pursuant to, among other things, a certain Promissory Note in the stated principal amount of $3,112,629.04, dated November 18, 2003, executed by Borrower and payable to the order of Subordinated Creditor (the "Prior Indebtedness").

      NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and the Subordinated Creditor hereby agree as follows:

      (1) Any and all indebtedness of the Borrower now or hereafter held by Subordinated Creditor, including, but not limited to, the Prior Indebtedness (all such indebtedness hereinafter referred to as the "Subordinated Debt"), is hereby subordinated to the Indebtedness.

      (2) Until such time as Lender notifies Subordinated Creditor that the Indebtedness is fully paid and satisfied, the Subordinated Creditor shall not be entitled to accept or retain any payments, remittances or disbursements on account of or pursuant to the Subordinated Debt. Any payments received by the Subordinated Creditor on account of or pursuant to the Subordinated Debt will be held in trust for the benefit of Lender and, upon demand from Lender, be immediately forwarded to Lender.

      (3) Should Borrower become involved in any receivership, bankruptcy, reorganization, arrangement, debtor's relief or other insolvency proceedings and the Subordinated Creditor receives payment upon the Prior Note, or if, for any other reason, the Subordinated Creditor should actually receive from any source whatever any payment upon the Prior Note, the Subordinated Creditor agrees to hold in trust for Lender all funds so received and agrees that she shall have absolutely no dominion over such funds except to pay them promptly to Lender, and the Subordinated Creditor covenants promptly to pay the same to Lender. The payments so received by Lender shall be applied by it in such order as it shall elect upon the Indebtedness.

      (4) In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings, Lender shall have the right to prove its claim in any such proceedings, so as to establish its rights hereunder and receive directly from the receiver, trustee, or other court custodian, any amounts which would otherwise be payable upon the Prior Note.

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      (5) Should Lender receive, for application upon the Indebtedness, any such payment which would otherwise be payable to the Subordinated Creditor, and which, as between Borrower and the Subordinated Creditor, shall constitute a credit upon the Subordinated Debt, upon receipt by Lender of an amount sufficient to pay fully all of the Indebtedness, the Subordinated Creditor shall become subrogated to the rights of Lender to the extent that such payments have contributed toward the liquidation of the Indebtedness, and such subrogation shall be in respect of that proportion of the Lender's debt which would have been unpaid if Lender had not received the applicable payments.

      (6) Lender may, in its discretion at any time and from time to time, without further consent of or notice to the Subordinated Creditor, and with or without valuable consideration, release any person primarily or secondarily liable upon the Indebtedness, or may permit substitutions or withdrawals of any security or collateral at any time securing the payment of the Indebtedness, or release any such proper substitutions or withdrawals of any security or collateral at any time securing the payment of the Indebtedness, or release upon the Indebtedness, or alter, in such manner as Lender shall deem proper, the terms or any instrument evidencing or securing the Indebtedness, or any part thereof, without in any manner impairing its rights thereunder. It shall not be necessary for Lender, in order to enforce its rights hereunder, to institute suit or exhaust its remedies against any person obligated to pay the Indebtedness. All rights and privileges accorded Lender in this paragraph may be exercised after as well as before the receipt by Lender of a notice as provided in the succeeding Paragraph (7).

      (7) This agreement constitutes a continuing subordination; however, the Subordinated Creditor may give to an officer of Lender written notice that the Subordinated Creditor desires to terminate this agreement as to additional indebtedness hereafter incurred by Borrower to Lender, and is such event this agreement shall not constitute a subordination to the obligations of the Borrower to Lender for the additional indebtedness incurred after the receipt of such notice by Lender, but as to all other of the Indebtedness and all renewals or extensions of the same, or any part thereof, this agreement shall continue in full force and effect.

      (8) This instrument is cumulative of all other rights and remedies of Lender. No waiver by Lender of any right hereunder, with respect to a particular payment, shall effect or impair its rights to any matters thereafter occurring.

      (9) The Subordinated Creditor and Borrower agree to execute such further instruments as may be, in the opinion of Lender, from time to time necessary or appropriate to fully carry out the purposes hereof.

      (10) The Subordinated Creditor covenants that he will not assign the Subordinated Debt, or any part thereof, without making the rights and interests of the assignee subject in all respects to the terms of this instrument.

      (11) Any notice or notification required, permitted or contemplated hereunder shall be in writing, shall be addressed to the party to be notified at the address for notice set forth below or at such other address as each party may designate for itself from time to time by notice hereunder, and shall be deemed to have been validly served, given or delivered (a) when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, or (b) upon personal delivery.

      (12) This instrument is binding upon the Subordinated Creditor and Borrower and their respective heirs, executors, administrators, successors, and assigns shall inure to the benefit of Lender, its successors and assigns.

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      EXECUTED this 20th day of November, 2003.

SUBORDINATED CREDITOR:                        Address for Notice:
                                              Drew Scientific Group, PLC
DREW SCIENTIFIC GROUP,  PLC,                  Park Road
a public limited company organized            Barrow in Furness
under the laws of England and Wales           Cumbria LA14 4QR
                                              United Kingdom
By:    /s/ K.R. Drew                          Attn: DAVID BLAIN
       ------------------------------
Name:  K.R. DREW
Title: DIRECTOR

LENDER:

TEXAS MEZZANINE FUND INC.,                   Address for Notice:
a Texas corporation                          Texas Mezzanine Fund Inc.
                                             351 West Jefferson Blvd., Suite 800
By:    /s/ Theresa Lee                       Dallas, Texas 75208
       ------------------------------        Attn.: Theresa Lee
Name:  Theresa Lee
Title: Vice-President

                    ACKNOWLEDGMENT AND AGREEMENT OF BORROWER

      The undersigned, as the "Borrower" defined in the foregoing instrument, hereby acknowledges, agrees and consents to the matters set forth therein. Borrower further acknowledges and agrees that this instrument does not confer any additional rights upon Borrower.

                                              DREW SCIENTIFIC, INC.,
                                              a Texas corporation

                                              By: /s/ Keith Drew
                                                  ------------------------------
                                              Name:  Keith Drew
                                              Title: President


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